INNOVATOR LADDERED ALLOCATION POWER BUFFER ETF
Schedule of Investments
January 31, 2023 (Unaudited)

	Shares	Value
AFFILIATED EXCHANGE TRADED FUNDS - 99.88% (a)
Innovator U.S. Equity Power Buffer ETF - January	452,861	$14,890,070
Innovator U.S. Equity Power Buffer ETF - February (b)	503,137	14,616,130
Innovator U.S. Equity Power Buffer ETF - March	461,308	14,434,327
Innovator U.S. Equity Power Buffer ETF - April (b)	504,623	14,600,409
Innovator U.S. Equity Power Buffer ETF - May	500,726	14,420,909
Innovator U.S. Equity Power Buffer ETF - June	472,204	14,468,330
Innovator U.S. Equity Power Buffer ETF - July	468,305	14,671,996
Innovator U.S. Equity Power Buffer ETF - August	497,065	14,598,799
Innovator U.S. Equity Power Buffer ETF - September	482,086	14,698,802
Innovator U.S. Equity Power Buffer ETF - October (b)	470,814	14,731,770
Innovator U.S. Equity Power Buffer ETF - November (b)	474,477	14,965,004
Innovator U.S. Equity Power Buffer ETF - December (b)	469,044	14,573,197
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $169,134,672)		175,669,743

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 2.23%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.53% (c)	3,920,925	3,920,925
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,920,925)		3,920,925

SHORT TERM INVESTMENTS - 0.12%
Money Market Deposit Account - 0.12%	Principal Amount
U.S. Bank Money Market Deposit Account, 3.900% (d)	$214,131	214,131
TOTAL SHORT TERM INVESTMENTS (Cost $214,131)		214,131

Total Investments (Cost $173,269,728) - 102.23%		179,804,799
Liabilities in Excess of Other Assets - (2.23)%		(3,928,556)
TOTAL NET ASSETS - 100.00%		$175,876,243

Asset Type	% of Net Assets
Affiliated Exchange Traded Funds	99.88%
Investments Purchased with Proceeds From Securities Lending	2.23
Short Term Investments	0.12
Total Investments	102.23
Liabilities in Excess of Other Assets	(2.23)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a) Non-income producing security.
(b) All or a portion of this security is on loan as of January 31, 2023. The total value of securities on loan is $3,843,654, or 2.19% of net assets. See Note 2.
(c) Represents annualized seven-day yield as of the end of the reporting period.
(d) The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of January 31, 2023.

1) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Innovator ETFs Trust (the “Trust”) in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation:

Portfolio securities generally shall be valued utilizing prices provided by independent pricing services. The Trust’s Pricing Committee (“Pricing Committee”) is responsible for establishing valuation of portfolio securities and other instruments held by the Fund in accordance with the Trust’s valuation procedures.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are generally valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Fixed income securities, swaps, currency-, credit- and commodity-linked notes, and other similar instruments will be valued using a pricing service. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts, provided the Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by the pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. Restricted securities (with the exception of Rule 144A Securities for which market quotations are available) will normally be valued at fair value as determined by the Pricing Committee.

If no quotation can be obtained from a pricing service, then the Pricing Committee will then attempt to obtain one or more broker quotes for the security. If no quotation is available from either a pricing service or one or more brokers or if the Pricing Committee has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by the Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair Valuation Measurement:

FASB established a framework for measuring fair value in accordance with U.S. GAAP. Under ASC, Fair Value Measurement (“ASC 820”), various inputs are used in determining the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

• Level 1 –Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 –Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of January 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets
Affiliated Exchange Traded Funds	$175,669,743	$-	$-	$175,669,743
Investments Purchased with Proceeds From Securities Lending	-	3,920,925	-	3,920,925
Short Term Investments	214,131	-	-	214,131
Total Assets	$175,883,874	$3,920,925	$-	$179,804,799

See the Schedule of Investments for the investments detailed by industry classification.

There were no Level 3 investments held by the Fund during the reporting period.

2) SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the securities lending agent. The Trust has entered into a Securities Lending Agreement (“SLA”) with U.S. Bank, N.A., the fund’s custodian (the “Agent”). Under the terms of the SLA, the Fund may lend securities to certain broker–dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non–U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non–cash collateral. Non–cash collateral can include U.S. Government Securities and letters of credit. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Mount Vernon”), as noted in the Fund’s Schedule of Investments. Mount Vernon seeks to maximize current income to the extent consistent with the preservation of capital and liquidity; and to maintain a stable NAV of $1.00. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. Cash and cash equivalent collateral on securities lending transactions are on an overnight and continuous basis.

As of January 31, 2023, the values of the securities on loan and cash collateral received were as follows:

	Value of Securities on Loan	Cash Collateral Received
	$3,843,654	$3,920,925

3) TRANSACTIONS WITH AFFILIATES

BUFF has the following transactions during the period ended January 31, 2023 with affiliated companies:

					Period Ended January 31, 2023
Security Name	Value as of November 1, 2022	Purchases	Sales	Value as of January 31, 2023	Share Balance	Dividend Income	Net Realized Gain (Loss) on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)
Innovator U.S. Equity Power Buffer ETF - January	$12,531,369	$1,863,702	$294,566	$14,890,070	452,861	$-	$24,019	$765,546
Innovator U.S. Equity Power Buffer ETF - February	12,437,292	1,852,281	291,770	14,616,130	503,137	-	27,987	590,340
Innovator U.S. Equity Power Buffer ETF - March	12,426,551	1,845,439	288,671	14,434,327	461,308	-	25,711	425,297
Innovator U.S. Equity Power Buffer ETF - April	12,460,886	1,846,717	290,462	14,600,409	504,623	-	18,799	564,469
Innovator U.S. Equity Power Buffer ETF - May	12,489,478	1,842,929	287,440	14,420,909	500,726	-	15,287	360,655
Innovator U.S. Equity Power Buffer ETF - June	12,450,896	1,841,359	287,869	14,468,330	472,204	-	16,490	447,454
Innovator U.S. Equity Power Buffer ETF - July	12,463,273	1,847,066	290,375	14,671,996	468,305	-	21,375	630,657
Innovator U.S. Equity Power Buffer ETF - August	12,482,121	1,845,049	289,302	14,598,799	497,065	-	18,107	542,824
Innovator U.S. Equity Power Buffer ETF - September	12,461,179	1,846,949	290,144	14,698,802	482,086	-	24,370	656,448
Innovator U.S. Equity Power Buffer ETF - October	12,429,717	1,844,949	291,291	14,731,770	470,814	-	31,811	716,584
Innovator U.S. Equity Power Buffer ETF - November	12,682,474	1,877,069	295,139	14,965,004	474,477	-	25,228	675,372
Innovator U.S. Equity Power Buffer ETF - December	12,495,227	1,843,793	288,044	14,573,197	469,044	-	18,502	503,719